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                                                                    EXHIBIT 23.1

                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Northrop Grumman Corporation on Form S-8 of our report dated January 21, 1998, appearing in the Annual Report on Form 10-K of Northrop Grumman Corporation for the year ended December 31, 1997.


/s/ Deloitte & Touche LLP

Los Angeles, California
November 23, 1998